Covid-19 Uncertainties and Liquidity Risk	12 Months Ended
Dec. 31, 2020
COVID-19 Uncertainties and Liquidity Risk [Abstract]
COVID-19 Uncertainties and Liquidity Risk

2.   COVID-19 Uncertainties and Liquidity Risk

COVID-19 Uncertainties

On March 11, 2020, the World Health Organisation declared COVID-19 as a pandemic. In response to the pandemic, the Governments of Mexico, Peru and Argentina implemented measures to curb the spread of COVID-19, which measures included among others, the closure of international borders, the temporary suspension of all non-essential business, including mining, and the declaration of mandatory quarantine periods.  To comply with these measures, the Company temporarily suspended mining operations at the San Jose and Caylloma mines and halted construction activities at the Lindero Mine during the second quarter of 2020. The San Jose Mine was placed on care and maintenance for a total of 54 days, while processing activities continued to operate at the Caylloma Mine with a reduced task force drawing from its ore stockpile and  mining subsequently restarted with a reduced taskforce.  Mining and construction activities at the Lindero Mine resumed in May 2020 with strict adherence to health and safety protocols established to mitigate the risk of spreading the COVID-19 virus.

On July 6, 2020, the Company voluntarily suspended operations at the Caylloma Mine for 21 days to sanitize and disinfect the mine and make infrastructure improvements to accommodate social distancing guidelines.  Mining and ore processing operations at the mine resumed on July 27, 2020. Each site is operating in accordance with local government containment measures and the Company’s health and safety protocols.

The Company has not experienced any significant disruption to product shipments since the onset of the COVID-19 pandemic.  The Company has also increased its supply of consumables inventory to avoid any supply chain disruption and is working to manage the logistical challenges presented by the closure of trade borders.  Border restrictions, if ongoing, could result in supply chain delays, impact the movement of our mine workforce and disrupt production of our saleable products.

On June 4, 2020, the Company completed an amendment to the financial covenants under its Credit Facilities in response to the uncertainty related to COVID-19. The total debt to EBITDA ratio has been removed and replaced with Net Debt to EBITDA, Net Senior Secured Debt to EBITDA, and EBITDA to Interest Expense ratios.  The Company was in compliance with the financial covenants as at December 31, 2020 (note 17 a)).

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages liquidity risk by the preparation of internally generated cash flow forecasts. These short-term cash flow forecasts consider the estimation of future operating costs, financing costs, development capital and cash receipts from sales revenue. Sensitivity analyses are also performed, including the impact of volatility in estimated commodity prices.

On December 31, 2020, $30,000 of the $110,000 revolving credit facility matured and was not renewed (note 17(a)). The remaining $80,000 under the revolving credit facility was fully drawn as at December 31, 2020. The Company had $131,898 of liquidity comprised of cash and cash equivalents as at December 31, 2020.

The Company believes that its cash and cash equivalents and credit facility will provide sufficient liquidity to meet the Company’s minimum obligations for the next 12 months from December 31, 2020.